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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 14, 2026
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition

On August 14, 2026, Air T, Inc. (the “Company”) issued a press release discussing its financial results for the quarter ended June 30, 2026. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

Updated Investor Presentation. The Company updated its investor presentation to potential investor groups. A copy of the updated PowerPoint Presentation to be used by the Company for such presentations is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 to this Current Report on Form 8-K (including Exhibits 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 (including Exhibits 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 8.01 Other Events

For questions related to this release or other Air T matters, please use the Company’s interactive Q&A capability, through Slido.com, accessible from our website, to submit any questions. Questions submitted through Slido will be answered “live” and in writing at the Company’s Annual Meeting, and via a written response on a quarterly basis. Note that legal and pragmatic requirements restrict us from answering every question posted, yet we intend to address all reasonable and relevant questions with a written answer.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release of Air T, Inc. dated August 14, 2026
99.2	PowerPoint Presentation as of June 30, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2026

AIR T, INC.

By: /s/ Tracy Kennedy
Tracy Kennedy, Chief Financial Officer